UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 11, 2006

Date of Report (Date of earliest event reported)

PORTAL SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25829	77-0369737
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 South De Anza Boulevard Cupertino, CA	95014
(Address of principal executive offices)	( Zip Code)

(650) 572-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

(a) On April 11, 2006, Portal Software, Inc., a Delaware corporation (the “Company”), Oracle Systems Corporation, a Delaware corporation (“Oracle”), and Potter Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Parent (“Purchaser”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) under which Purchaser will acquire all of the shares of the Company’s common stock for a purchase price of $4.90 per share, net to the holders thereof, in cash. The Merger Agreement provides that, upon the terms and subject to satisfaction or waiver of the conditions therein, Purchaser shall commence a cash tender offer for all of the Company’s shares of common stock (the “Offer”), subject to a minimum condition that at least 50.1% of the shares of Company’s common stock outstanding tender into the offer (for purposes of determining the 50.1% minimum tender threshold, all options to purchase shares of the Company’s common stock with a per share exercise price equal to or less than $6.00 shall be included in the denominator), followed by a merger. Holders of shares of the Company’s common stock not purchased in the Offer will be entitled to receive $4.90 per share in cash in the merger. The Merger Agreement includes other customary offer conditions, including receipt of regulatory approvals, continued accuracy of customary representations of the Company except as would not have a material adverse effect on the Company, and the absence of a material adverse effect with respect to the Company. Under the terms of the Merger Agreement, the Company agrees not to solicit or support any alternative acquisition proposals, subject to customary exceptions for the Company to respond to and support unsolicited proposals in the exercise of the fiduciary duties of its Board of Directors, and the Company will be obligated to pay a termination fee of $5.0 million in certain customary circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(b) On April 11, 2006, the Company and Computershare Trust Company, N.A., formerly Equiserve Trust Company, N.A., as Rights Agent, entered into Amendment No. 1 (the “Rights Agreement Amendment”) to the Rights Agreement dated August 16, 2002 (the “Rights Agreement”). The effect of the Rights Agreement Amendment is to permit the execution of the Merger Agreement and the performance and consummation of the transactions contemplated by the Merger Agreement, including the Offer and the Merger (as defined in the Merger Agreement), without triggering the separation or exercise of the Rights (as defined in the Rights Agreement) or any adverse event under the Rights Agreement.

The foregoing description of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement Amendment, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(c) On April 11, 2006, the Board of Directors approved amendments to the change in control severance agreements (each an “Amendment” and collectively, the “Amendments”) for David S. Labuda, Bhaskar M. Gorti and Marc Aronson (collectively, the “Officers”) originally entered into on August 30, 2002, November 26, 2002 and August 30, 2002, respectively (collectively, the “Change in Control Severance Agreements”), provided such Amendments will be null and void and

1

have no effect if the Merger is not consummated. Prior to the Amendments, each Change in Control Severance Agreement provided that in the event of an Officer’s termination without cause or resignation for good reason within twelve months following a change of control of the Company, the Officer would be entitled to receive severance benefits equal to three times such Officer’s annual base salary and target bonus compensation, continued benefits for thirty-six months and for accelerated vesting of all of such Officer’s then unvested options. The Change of Control Agreements were amended to:

•	eliminate an Officer’s ability to resign for good reason as a result of a material reduction in the Officer’s duties and responsibilities or level of management to which the Officer reports following the change of control, and

•	reduce the period an Officer will receive continued benefits following his termination from thirty-six (36) months to eighteen (18) months.

The Change in Control Severance Agreements were not amended in any other material respect.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments, which are attached as Exhibits 2.2, 2.3 and 2.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

See disclosure under Item 1.01, paragraph (b) above.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Oracle Systems Corporation, Potter Acquisition Corporation and Portal Software, Inc., dated as of April 11, 2006.

2.2	Amendment to Change in Control Severance Agreement between Portal Software, Inc. and David S. Labuda, dated as of April 11, 2006.

2.3	Amendment to Change in Control Severance Agreement between Portal Software, Inc. and Bhaskar M. Gorti, dated as of April 11, 2006.

2.4	Amendment to Change in Control Severance Agreement between Portal Software, Inc. and Marc Aronson, dated as of April 11, 2006.

4.1	Amendment No. 1 to Rights Agreement, dated as of April 11, 2006 by and between Portal Software, Inc. and Computershare Trust Company, N.A., formerly Equiserve Trust Company, N.A. (1)

(1)	Previously filed as an exhibit to the Registrant’s Form 8-A/A with the Securities and Exchange Commission on April 17, 2006, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTAL SOFTWARE, INC.

Date: April 17, 2006	/s/ LARRY BERCOVICH
Larry Bercovich
SVP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Oracle Systems Corporation, Potter Acquisition Corporation and Portal Software, Inc., dated as of April 11, 2006.

2.2	Amendment to Change in Control Severance Agreement between Portal Software, Inc. and David S. Labuda, dated as of April 11, 2006.

2.3	Amendment to Change in Control Severance Agreement between Portal Software, Inc. and Bhaskar M. Gorti, dated as of April 11, 2006.

2.4	Amendment to Change in Control Severance Agreement between Portal Software, Inc. and Marc Aronson, dated as of April 11, 2006.

4.1	Amendment No. 1 to Rights Agreement, dated as of April 11, 2006 by and between Portal Software, Inc. and Computershare Trust Company, N.A., formerly Equiserve Trust Company, N.A. (1)

(1)	Previously filed as an exhibit to the Registrant’s Form 8-A/A with the Securities and Exchange Commission on April 17, 2006, and incorporated herein by reference.